UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

GEORGIA GULF CORPORATION

(now known as Axiall Corporation)

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On January 28, 2013, Axiall Corporation (formerly known as Georgia Gulf Corporation) (the “Company”) issued a press release announcing the consummation of its previously announced merger of PPG Industries, Inc.’s commodity chemicals business with a subsidiary of the Company.

The Company also announced that it has changed its name to Axiall Corporation. The Company’s common stock, par value $0.01 per share, which trades on the New York Stock Exchange (“NYSE”), will cease trading on NYSE under the ticker symbol “GGC” on January 28, 2013 and, on January 29, 2013, will commence trading under the ticker symbol “AXLL”.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

99.1	Press release, dated January 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION
(now known as Axiall Corporation)

	By:	/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

Date: January 28, 2013

EXHIBIT INDEX

Number	Exhibit

99.1	Press release, dated January 28, 2013